Exhibit 10.2
CONFIDENTIAL TREATMENT REQUESTED
TEAMING AGREEMENT
between
IRVINE SENSORS CORPORATION
and
OPTICS 1, INC.
     THIS TEAMING AGREEMENT (the “Agreement”) is entered into this 10th day of March 2010, (the “Effective Date”) by and between Irvine Sensors Corporation, a corporation organized and existing under the laws of the State of Delaware with offices located at 3001 Red Hill Avenue, Bldg. 4/108, Costa Mesa, CA 92626 (hereinafter “ISC”), and Optics 1, Inc., Defense Systems Division, a corporation organized and existing under the laws of the State of Delaware, with offices located at, 1050 Holt Avenue, Suite 12, Manchester, NH 03109 (hereinafter “OPTICS 1”).
     ISC and OPTICS 1 may be individually referenced as “Party” and collectively referenced as “Parties” below.
RECITALS
     WHEREAS, ISC and OPTICS 1 each have expertise in marketing, proposal, engineering and technical matters in the field of clip-on thermal imaging technology (the “Technology”) as defined herein, and,
     WHEREAS, ISC and OPTICS 1 desire to team to combine their individual capabilities with respect to the pursuit of business opportunities relative to the Technology, and,
     WHEREAS, the Parties agree that the objective of the Agreement shall be to pursue opportunities in the clip-on thermal imaging market irrespective of the customer or marketplace.
     NOW, THEREFORE, the Parties agree as follows:
1. DEFINITIONS
     For purposes of this Agreement, the following terms shall have the following definitions:
     Technology — “Technology” herein shall be defined as technology relating to the field of clip-on thermal imaging, (COTI), [******************************].

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

     Scope — “Scope” herein shall be defined as the design, development, marketing, sale, manufacturing, testing, production, delivery and distribution of clip-on thermal imaging products and related intellectual property, trade secrets, design and manufacturing data relative to same.
     Order — “Order” herein shall be defined to include any solicitation to quote for products or tasks falling within the Scope of this Agreement.
     Intellectual Property — “Intellectual Property” herein shall be defined as intellectual property reasonably relating or referring to the Technology, including without limitation, patents, patent applications, whether filed or not, and improvements; inventions of any kind, whether patentable or not, including inventions conceived or reduced to practice; copyrights; copyrighted or copyrightable materials; ideas expressed in any tangible or electronic medium of expression; trademarks; service marks; trade secrets; technical data; computer software; technical know-how, or any other recognized form of intellectual property.
     Proprietary Data — “Proprietary Data” herein shall be defined with respect to the subject matter of this Agreement all Intellectual Property (as defined herein) and technical development work as well as all commercial data relating to the Parties and their customers, as well as to agreements and understandings, bids, quotations, purchase orders, sales and the like made in the context of this Agreement.
2. THE TEAM
     This Agreement creates a purely contractual teaming relationship in which ISC and OPTICS 1 (the “Team”) shall have cooperative roles in the performance of all efforts falling within the Scope of the Agreement; such roles to be negotiated and agreed upon in good faith by the Parties.
     Under this Agreement, [**************] shall be referred to as the prime contractor [***********] (“Prime Contractor”). The other Party shall be referred to as the subcontractor (i.e., supplier) herein (“Supplier”) [************].
3. GENERAL TERMS
     The technology and COTI product [*******] shall be agreed between the Parties [**********].
     The Parties shall negotiate in good faith and agree upon all terms relating to [******************]. Standard pricing shall be reviewed and established [****************].
     As a matter of principle, [***********] for any order falling within the Scope of and arising out of this Agreement shall be [**********] between the Parties on an order-by-order basis. The Prime

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

Contractor shall be entitled to [************] for the marketing and logistics efforts associated with its role as the Party responsible for marketing and sales of the COTI products [******************].
     The Prime Contractor shall be the first point of contact for all returns of the products. After that, each Party shall be responsible for its part of the COTI product. The Parties will closely cooperate to streamline the procedure to be put in place for dealing with returns.
     Terms and conditions between the Parties [************] with respect to post-order efforts (e.g., spares, replacements, parts, service) shall be negotiated in good faith and agreed upon between the Parties. [********************************]
     [**********************************************]
     The Parties shall reasonably support each other during any efforts hereunder. The Prime Contractor shall afford Supplier the opportunity to review the form and content of any proposal prior to being submitted to ensure that all inputs are adequately considered. Further, the Prime Contractor shall afford the Supplier the opportunity to review any purchase order received that falls within the Scope of the Agreement prior to issuing an order confirmation.
4. DISCLAIMERS
     No rights or obligations other than those expressly recited herein are intended or are to be implied from this Agreement. In particular, no license is hereby offered or granted, express or implied, under any present or future patent, trademark, copyright, mask work or other form of intellectual property right incorporating Proprietary Data disclosed hereunder other than as expressly stated herein.
5. NO WARRANTY/LIMITATION ON DAMAGES
     A PARTY DISCLOSING DATA HEREUNDER MAKES NO WARRANTY, GUARANTEE OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ADEQUACY, ACCURACY, SUFFICIENCY OR FREEDOM FROM DEFECT OR INFRINGEMENT OF ANY THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS THAT MAY RESULT FROM THE USE THEREOF. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANYTHING OTHER THAN DIRECT DAMAGES, AND NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL (INCLUDING MULTIPLE OR PUNITIVE) OR ANY OTHER INDIRECT DAMAGES (INCLUDING LOST PROFITS OR REVENUES) THAT ARE CLAIMED TO BE INCURRED BY THE OTHER PARTY ARISING OUT OF THIS AGREEMENT

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

WHETHER SUCH CLAIM ARISES UNDER CONTRACT, TORT (INCLUDING STRICT LIABILITY), INDEMNITY OR OTHER THEORY OR LAW. NO LIMITATION OF LIABILITY UNDER THIS AGREEMENT WILL BE APPLICABLE WITH RESPECT TO A CLAIM THAT IS THE RESULT OF A PARTY’S GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.
     The Parties shall mutually agree in good faith on the terms and conditions of the product warranty to be provided to the customers of the COTI products, whereby each of the Parties shall be responsible to the extent commercially reasonable and customary for the parts of the COTI product that it has contributed. Each of the Parties shall keep the other Party harmless from any claim, action, demand and the like from any third party with respect to the part of the COTI product that it has contributed.
6. DESIGNATION OF AUTHORIZED RECIPIENTS
     The initial recipients for the receipt of notices or Proprietary Data hereunder are:
For OPTICS 1: [************]
For ISC:            [***********]
7. INVENTIONS AND PATENTS
     Intellectual Property. In the event Intellectual Property has previously been developed or is subsequently developed by one Party (the “Developing Party”) that reasonably relates to the Technology, such Intellectual Property shall be [*********************]. Further, in the event Intellectual Property is jointly conceived or developed by the Parties during the performance of this Agreement, such Intellectual Property shall be [*********************].
     Any inventions, invention disclosures, patent applications or patents arising out of this Agreement and throughout the term thereof shall be identified and disclosed by the inventing Party to the non-inventing Party on at least an annual basis. All Intellectual Property including, without limitation, inventions, invention disclosures, patent applications or patents shall be labeled, cataloged and archived with a commercially reasonable third party storage facility having appropriate security measures and facilities for the storage of such information (e.g., Iron Mountain, Inc.) and shall remain accessible at any time to either Party in the event that, without limitation, the other Party entered proceedings for a discharge of its debts over its assets or a claim for such proceedings has been filed, or generally fails to honor its obligations to pay or is unable or otherwise prevented to honor its obligations to pay, or declares itself insolvent, or introduces a procedure for the administration of its estate, or goes into liquidation, or transfers and assigns all or substantially all of the its business, or gives up its business.

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

     The parties shall negotiate in good faith and agree prior to bringing any form of legal claim or action regarding any potential infringement by a third party of jointly beneficially owned intellectual property.
8. NON-PUBLICITY
     Except as may be required by relevant federal, state, or local laws and regulations or courts of competent jurisdiction, or as required to meet credit and financing arrangements or as required or appropriate in the reasonable judgment of any Party to satisfy the disclosure requirement of any federal or state securities laws or regulations, no publicity or advertising shall be released by either Party in connection with this Agreement or any proposal contemplated hereunder, absent prior written agreement between the Parties. In the event of any contract award of the type contemplated by this Agreement, neither Party shall make any release for publication in media intended for public circulation, absent prior written agreement between the Parties.
9. NATURE OF THE RELATIONSHIP BETWEEN THE PARTIES
     Each Party shall act as and is an independent contractor and this Agreement shall not and does not constitute, create, give effect to or otherwise recognize a joint venture, agency, employment, pooling arrangement, partnership, or formal business contractor of any kind. No relationship, other than the teaming arrangement created by and set forth in this Agreement, shall be intended or established by any reference to the Parties operating as a “Team” or as “Team Members.” Nothing in this Agreement shall grant to either Party the right to make commitments of any kind for or on behalf of the other Party.
10. EXCLUSIVITY
     The Parties further agree that no Party shall, during the term of this Agreement, associate or team with nor shall provide any Technology-related proposal support or services, nor provide any Technology-related proprietary information or hardware to any third party for the purpose of proposal submission or competing for contract awards relating to the Technology, except with the prior written consent of the other Party or as may be required by the any government.
11. EXPORT CONTROL
     The Parties recognize their obligation to adhere to and shall take all necessary steps to comply with the requirements of all relevant state and federal law, including, without limitation, the Export Administration Act, the Arms Export Control Act, and the National Industrial Security Program Operating Manual (NISPOM) with respect to any matter arising hereunder.
12. TERMINATION
     This Agreement and all rights and duties hereunder, except those relating to the handling of Proprietary Data, shall terminate upon the occurrence of the earliest of any of the following:
     (1) By mutual agreement in writing of the Parties hereto; or,

     (2) the occurrence of any event that may reasonably be deemed to constitute or be construed as a repudiation or default of a material obligation of a Party and a material breach of this Agreement, or,
     (3) inactivity relative to contract or proposal efforts with respect to the Technology for a period of at least two years.
     If there is an assertion of a material default by a Party in the performance of the other Party’s duties, obligations or undertakings contained herein, the asserting Party shall have the right to give written notice to the defaulting Party setting forth detailed facts constituting such default and the intention of the non-defaulting Party to terminate this Agreement and, if the default has not been remedied within ninety (90) days after receipt of notice of default, the non-defaulting Party shall have the right to terminate this Agreement upon thirty (30) days’ written notice to the defaulting Party.
13. ASSIGNMENT
     No Party may assign or transfer to any third party any interest hereunder, in whole or in part, without the prior written consent of the other Party; provided, however, that each Party hereto shall have the right to assign this Agreement to any third party or entity which, by way of merger, or consolidation, or the acquisition of a substantial portion of the business or assets of the assigning Party relating to the subject matter of this Agreement, succeeds to the interests in the Scope of this Agreement of the assigning Party. Either Party may transfer its rights and obligations under this Agreement to the other Party in writing with mutually agreed terms and conditions in a separate written agreement.
     Such consent shall not be unreasonably withheld, so long as such assignment does not materially affect the nature and the scope of the rights and benefits due the non-assigning Party under the terms of this Agreement. The assigning Party shall expressly require its assignee to assume all of the assigning Party’s obligations and liabilities under this Agreement.
14. PRECEDENCE
     Any inconsistency between this Agreement and any subcontract between the Parties relative to the Technology shall be resolved by giving precedence to the subcontract. Further the terms of the Non-Disclosure Agreement between the Parties dated June 11, 2007 are fully incorporated herein by reference, which terms shall survive the expiration or termination of this Agreement.
15. DISPUTES
     All disputes which arise under or are related to this Agreement, or the performance or breach thereof, shall be referred by each Party to [**************] If not resolved by them within thirty (30)

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

days, the Parties agree to enter into mediation of the unresolved dispute. If the Parties are unable to resolve the dispute through mediation, either of the Parties may elect to seek relief in a court of competent jurisdiction. This Agreement and the interpretation thereof shall be governed by the laws of the State of Delaware, excluding its conflict of law rules.
16. ENTIRE AGREEMENT, MODIFICATION, WAIVER, CONSTRUCTION
     This Agreement is negotiated and shall be deemed to have been drafted jointly by all of the Parties, and no rule of construction or interpretation shall apply against any Party based on a contention that the Agreement was drafted by one of the Parties.
     This Agreement may not be supplemented, amended, modified or rescinded, except by written Agreement signed by the Parties.
     This Agreement constitute the final, complete, and exclusive statement of the terms of the agreement between the Parties pertaining to the subject matter of this Agreement and supersedes all prior and contemporaneous understandings or agreements of the Parties with respect to the subject matter thereof. No party has been induced to enter into this Agreement by, nor is any Party relying on, any representation or warranty outside those expressly set forth in this Agreement.
     No delay or omission on the part of any Party in exercising any right under this Agreement shall constitute a waiver of that right or any other right. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the rest of the Agreement shall remain in force and effect and shall in no way be affected or invalidated.
     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed effective as of the day and year above provided.

IRVINE SENSORS CORP.		OPTICS 1, INC.

By:	/s/ John C. Carson	By:	/s/ Dane Hileman

	Name: John Carson		Name: Dane Hileman
	Title: President & CEO		Title: President & CEO
	Date: March 10, 2010		Date: March 10, 2010